UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 3, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose, California	95131-1721

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:	408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.02. Results of Operations and Financial Condition.
On January 9, 2008, Bell Microproducts Inc. (the “Company”) issued a press release announcing its preliminary selected financial results for the quarter and the year ended December 31, 2007. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
The information furnished pursuant to this Item 2.02 and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 3, 2008, the Company received an Additional Staff Determination notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with the requirements for continued listing pursuant to Nasdaq’s Marketplace Rules 4350(e) and 4350(g) because the Company did not hold an annual meeting of shareholders within one year after the end of its 2006 fiscal year nor did the Company solicit proxies and provide proxy statements, and, therefore, that the Company’s common stock is subject to delisting from the Nasdaq Global Market. The Company issued a press release on January 9, 2008 disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01. Other Events.
On January 9, 2008, the Company issued a press release that provided estimates of certain adjustments in connection with the pending restatement of its historical financial statements, as well as an update on the status of its financial restatement process. In addition, the Company reported the substantial completion of its previously-announced independent review of certain historical accounting practices conducted by a special committee of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Item 99.1	Press release issued by Bell Microproducts Inc. on January 9, 2008.*
Item 99.2	Press release issued by Bell Microproducts Inc. on January 9, 2008.
Item 99.3	Press release issued by Bell Microproducts Inc. on January 9, 2008.

*	Furnished, not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
January 9, 2008	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Bell Microproducts Inc. on January 9, 2008.*
99.2	Press release issued by Bell Microproducts Inc. on January 9, 2008.
99.3	Press release issued by Bell Microproducts Inc. on January 9, 2008.

*	Furnished, not filed.